Morgan Stanley Insured Municipal Bond Trust
                          Item 77(O) 10F-3 Transactions
                         May 1, 2004 - October 31, 2004



 Security   Purcha  Size   Offeri    Total    Amount   % of    % of
Purchased    se/     of      ng    Amount of    of    Offeri   Fund   Brokers
            Trade  Offeri  Price   Offering   Shares    ng      s
             Date    ng      of               Purcha  Purcha   Tota
                           Shares               sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts
 State of   5/6/04   -     $105.8 $7,921,515  1,000,   0.01%   1.02    Lehman
California                   7       ,000       000             %    Brothers,
 Economic                                                            Citigroup,
 Recovery                                                            JPMorgan,
  Bonds                                                               Banc of
                                                                      America
                                                                     Securities
                                                                        LLC,
                                                                      Goldman,
                                                                      Sachs &
                                                                        Co.,
                                                                       Morgan
                                                                     Stanley &
                                                                         Co
                                                                     Incorporat
                                                                      ed, A.G.
                                                                     Edwards &
                                                                     Sons Inc.,
                                                                      Banc One
                                                                      Capital
                                                                      Markets
                                                                       Inc.,
                                                                     Chatsworth
                                                                     Securities
                                                                        LLC,
                                                                      Commerce
                                                                      Capital
                                                                      Markets,
                                                                       First
                                                                       Albany
                                                                      Capital
                                                                       Inc.,
                                                                     Henderson
                                                                      Capital
                                                                      Partners
                                                                     LLC, Loop
                                                                      Capital
                                                                      Markets
                                                                        LLC,
                                                                      O'Connor
                                                                     Southwest
                                                                     Securities
                                                                     , Ramirez
                                                                       & Co.
                                                                       Inc.,
                                                                      Redwood
                                                                     Securities
                                                                       Group,
                                                                       Inc.,
                                                                      Siebert
                                                                     Brandford
                                                                      Shank &
                                                                      Co. LLC,
                                                                      Stone &
                                                                     Youngberg
                                                                     LLC, Wells
                                                                       Fargo
                                                                     Institutio
                                                                        nal
                                                                     Securities
                                                                       , LLC,
                                                                       Bear,
                                                                     Stearns &
                                                                      Co. Inc,
                                                                      ABN AMRO
                                                                     Financial
                                                                      Services
                                                                       Inc.,
                                                                      Brandis
                                                                      Tallman
                                                                     LLC, CIBC
                                                                       World
                                                                      Markets
                                                                       Corp.,
                                                                      Estrada
                                                                     Hinojosa &
                                                                      Company
                                                                     Inc, Great
                                                                      Pacific
                                                                     Securities
                                                                     , Jackson
                                                                     Securities
                                                                       , M.R.
                                                                       Beal &
                                                                      Company,
                                                                       Piper
                                                                     Jaffray &
                                                                        Co.,
                                                                      Raymond
                                                                      James &
                                                                     Associates
                                                                       Inc.,
                                                                      Roberts
                                                                      and Ryan
                                                                     Investment
                                                                      s Inc.,
                                                                      Stephens
                                                                       Inc.,
                                                                       Sutter
                                                                     Securities
                                                                       Inc.,
                                                                      Western
                                                                     Municipal
                                                                     Securities
                                                                     Corporatio
                                                                     n, E.J. De
                                                                     La Rosa &
                                                                     Co., Inc.,
                                                                      Merrill
                                                                      Lynch &
                                                                      Co., UBS
                                                                     Financial
                                                                      Services
                                                                       Inc.,
                                                                     Backstrom
                                                                      McCarley
                                                                      Berry &
                                                                      Co. LLC,
                                                                      Cabrera
                                                                      Capital
                                                                      Markets
                                                                     Inc., City
                                                                      National
                                                                     Securities
                                                                       Inc.,
                                                                      Fidelity
                                                                      Capital
                                                                      Markets,
                                                                     Grigsby &
                                                                     Associates
                                                                       Inc.,
                                                                       Janney
                                                                     Montgomery
                                                                     Scott LLC,
                                                                       Melvin
                                                                     Securities
                                                                        LLC,
                                                                      Prager,
                                                                      Sealy &
                                                                     Co., LLC,
                                                                      RBC Dain
                                                                     Rauscher,
                                                                     SBK-Brooks
                                                                     Investment
                                                                       Corp,
                                                                      Stinson
                                                                     Securities
                                                                        LLC,
                                                                      Wachovia
                                                                       Bank,
                                                                      National
                                                                     Associatio
                                                                         n,
                                                                     Westhoff,
                                                                      Cone, &
                                                                     Holmstedt

                                                                       Bear,
                                                                     Stearns &
                                                                     Co. Inc.,
 City of    5/20/0   -     $101.6 $3,029,170  3,000,   0.10%   3.08    Piper
 Houston,     4              2       ,000       000             %    Jaffray &
TX Utility                                                           Co., Banc
  System                                                             of America
Ser. 2004                                                            Securities
                                                                        LLC,
                                                                     Citigroup,
                                                                     JPMorgan,
                                                                        The
                                                                      Malachi
                                                                       Group
                                                                       Inc.,
                                                                       Morgan
                                                                      Stanley,
                                                                      Goldman,
                                                                      Sachs &
                                                                     Co., Banc
                                                                        One
                                                                      Capital
                                                                      Markets,
                                                                       Inc.,
                                                                      Estrada
                                                                     Hinojosa &
                                                                     Co., Inc.,
                                                                       Lehman
                                                                     Brothers,
                                                                      Merrill
                                                                     Lynch, RBC
                                                                        Dain
                                                                     Rauscher,
                                                                        UBS
                                                                     Financial
                                                                      Services
                                                                       Inc.,
                                                                      Siebert
                                                                     Brandford
                                                                      Shank &
                                                                     Co., LLC,
                                                                      Cabrera
                                                                      Capital
                                                                      Markets
                                                                       Inc.,
                                                                       First
                                                                       Albany
                                                                      Capital,
                                                                        Loop
                                                                      Capital
                                                                      Markets,
                                                                       Morgan
                                                                      Keegan,
                                                                     Ramirez &
                                                                     Co., Inc.